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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  June 10, 2002


                                 DRESSER, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                     333-60778                   75-2795365
  (State or Other                (Commission               (I.R.S. Employer
  Jurisdiction of                File Number)             Identification No.)
  Incorporation)


                        15455 DALLAS PARKWAY, SUITE 1100
                              ADDISON, TEXAS 75001
               (Address of principal executive offices) (zip code)

                                 (972) 361-9800
              (Registrant's Telephone Number, Including Area Code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 10, 2002, upon the recommendation of our Audit Committee, the Board of Directors dismissed Arthur Andersen LLP (Arthur Andersen) as our independent auditors and appointed PricewaterhouseCoopers LLP to serve as Dresser, Inc.'s independent auditors for the current fiscal year, which ends December 31, 2002.

Arthur Andersen's reports on our consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During each of our two most recent fiscal years and through the date of this report there were: (i) no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope of procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and
(ii) no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.

We have provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated June 10, 2002.

During each of our two most recent fiscal years and through the date of this report, we did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.  The following exhibits are filed with this report:

         Exhibit 16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 10, 2002.



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                                   SIGANTURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                   DRESSER, INC.


Date:  June 10, 2002               By: /s/ Patrick M. Murray
       -------------                   ----------------------------------------
                                           Patrick M. Murray
                                           President, Chief Executive Officer


                                       /s/ James A. Nattier
                                       ----------------------------------------
                                           James A. Nattier
                                           Executive Vice President
                                           Chief Financial Officer


                                       /s/ Dale B. Mikus
                                       ----------------------------------------
                                           Dale B. Mikus
                                           Vice President-Finance
                                           Chief Accounting Officer



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                                  EXHIBIT INDEX


Exhibit No.                     Description
-----------                     -----------
16.1                            Letter from Arthur Andersen LLP to the Securities and
                                Exchange Commission dated June 10, 2002.



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